UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-23793)

Tidal Trust II
(Exact name of registrant as specified in charter)

234 West Florida Street, Suite 700

Milwaukee, Wisconsin 53204
(Address of principal executive offices) (Zip code)

Eric W. Falkeis

 Tidal Trust II

234 West Florida Street, Suite 700

 Milwaukee, Wisconsin 53204
(Name and address of agent for service)

(844) 986-7700

Registrant's telephone number, including area code

Date of fiscal year end: July 31

Date of reporting period: July 31, 2026

Item 1. Reports to Stockholders.

Grizzle Growth ETF Tailored Shareholder Report

annual shareholder report July 31, 2026

Grizzle Growth ETF

TICKER: DARP (Listed on NYSE Arca, Inc.)

This annual shareholder report contains important information about the Grizzle Growth ETF (the "Fund") for the period August 1, 2025 to July 31, 2026. You can find additional information about the Fund at www.etf.grizzle.com/. You can also request this information by contacting us at 1-(800)-617-0004 or by writing to the Grizzle Growth ETF, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Grizzle Growth ETF	$92	0.75%

Cumulative Performance

(Initial Investment of $10,000)

Grizzle Growth ETF - $23,303
S&P 500® Total Return Index - $17,144
$25,000
$20,000
$15,000
$10,000
$5,000
12/16/2021
12/31/2021
07/31/2022
12/31/2022
07/31/2023
12/31/2023
07/31/2024
12/31/2024
07/31/2025
12/31/2025
07/31/2026

Annual Performance

Average Annual Returns for the Periods Ended July 31, 2026	1 Year	3 Year	Since Inception (12/16/2021)
Grizzle Growth ETF - at NAV	45.11%	28.46%	20.09%
S&P 500 Total Return Index	19.56%	19.32%	12.37%

The Fund's past performance is not a good indicator of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund is the successor to the investment performance of the Grizzle Growth ETF, a series of Listed Funds Trust (the "Predecessor Fund"), as a result of a reorganization of the Predecessor Fund into the Fund on August 25, 2023 (the "Reorganization"). Prior to the Reorganization, the Fund had not yet commenced operations. Accordingly, any performance information for periods prior to the close of business on August 25, 2023, is that of the Predecessor Fund. The Predecessor Fund had the same investment objective and investment strategies, and similar policies as the Fund since the Predecessor Fund's inception.

Visit www.etf.grizzle.com for more recent performance information.

How did the Fund perform last year and what affected its performance?

For the fiscal year ended July 31, 2026, the Fund saw a 45.11% total return compared to the benchmark, the S&P 500® Index, seeing a 19.56% total return. Compared to the benchmark, the portfolio outperformed by 25.55%.

The top contributing sectors for the annual period ending July 31, 2026, were the information technology and communications sectors. The top detracting sectors were the energy and financial sectors. Micron Technology (MU), Alphabet (GOOGL) and Ciena (CIEN) were the top contributing stocks. Venture Global (VG), Cheniere Energy (LNG) and Antero Resources (AR) were the top detracting stocks.

What factors influenced performance?

Based on our key investment objectives, we continued to position the strategy with strong and consistent growth characteristics above that of the benchmark and relative to the overall market. Companies with strong revenue growth outlooks that have traded at reasonable valuations versus the market contributed strongly to the overall returns of the fund for the annual period ending July 31, 2026.

Positioning

During the reporting period, we continued to position the Grizzle Growth ETF for disruption at a reasonable price, seeking companies across the growth landscape trading at compelling valuations. We maintained a barbell approach balancing established technology leaders with emerging disruptors, supported by essential supply-chain commodities. In the era of artificial intelligence (AI), mega-cap tech leaders hold distinct funding and competitive advantages. Simultaneously, emerging disruptors - particularly within the industrials sector - continue to capture significant upside by directly supplying and constructing the AI infrastructure buildout. We believe pairing both segments allows the portfolio to capture robust secular growth while maintaining valuation discipline. For the commodity pillar of the fund, we view physical inputs as critical enablers of this technological transition. We remain highly constructive on the broader energy complex, with high conviction in liquefied natural gas, copper, and broad critical minerals essential to meeting the power and hardware demands of next-generation infrastructure.

Grizzle Growth ETF Tailored Shareholder Report

Key Fund Statistics

(as of July 31, 2026)

Fund Size (Thousands)	$33,298
Number of Holdings	44
Total Advisory Fee Paid	$152,138
Portfolio Turnover Rate	70%

What did the Fund invest in?

(as of July 31, 2026)

Sector Breakdown

(% of Net Assets)

Percentages are based on net assets. Cash & Cash Equivalents represents cash, short-term investments and liabilities in excess of other assets.

Top Holdings	(% of Net Assets)
Alphabet, Inc. - Class A	13.1%
Amazon.com, Inc.	8.6%
NVIDIA Corp.	8.4%
Micron Technology, Inc.	8.2%
GE Vernova, Inc.	5.1%
Coherent Corp.	4.0%
Ciena Corp.	3.3%
Apple, Inc.	3.1%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	3.0%
Vertiv Holdings Co. - Class A	2.9%

Fund Changes

There have been no changes.

For additional information about the Fund, including its prospectus, financial information, holdings and proxy voting information, visit www.etf.grizzle.com/.

Householding

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. David Norris is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for these fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for the two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Grizzle Growth ETF

	FYE 7/31/2026	FYE 7/31/2025
( a ) Audit Fees	$13,250	$13,000
( b ) Audit-Related Fees	N/A	N/A
( c ) Tax Fees	$3,100	$3,000
( d ) All Other Fees	N/A	N/A

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by Cohen to the Adviser and any entities that provide ongoing services to the Fund, for engagements directed related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

	FYE 7/31/2026	FYE 7/31/2025
(a) Audit-Related Fees	N/A	N/A
(b) Tax Fees	$495,000	N/A
(c) All other fees	N/A	N/A

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Non-Audit Related Fees	FYE 7/31/2026	FYE 7/31/2025
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years:

Fiscal Year Ended July 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to the registrant and to the registrant’s investment adviser (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to the registrant and to the registrant’s investment adviser (all other engagements) (C)	Total of (A), (B) and (C)
2026	$3,100	$495,000	N/A	$498,100
2025	3,000	N/A	N/A	3,000

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

(j) The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Javier Marquina, Michelle McDonough, David Norris, and Domenick Pugliese.

(b) Not applicable

Item 6. Investments.

(a)	Schedule of Investments is included within the financial statements filed under Item 7 of this Form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Investment Companies.

(a)

Financial Statements
July 31, 2026

Tidal Trust II

Grizzle Growth ETF     | DARP | NYSE Arca, Inc.

Grizzle Growth ETF

Grizzle Growth ETF

 Schedule of Investments

July 31, 2026

COMMON STOCKS - 99.5%	Shares	Value
Health Care - 1.4%
Eli Lilly & Co.	229	$263,084
Intuitive Surgical, Inc.(a)	575	203,165
		466,249

Industrial Products - 10.5%
Axon Enterprise, Inc.(a)	740	390,542
GE Vernova, Inc.	1,709	1,692,406
Trane Technologies PLC	994	452,220
Vertiv Holdings Co. - Class A	4,042	976,426
		3,511,594

Materials - 5.5%
Anfield Energy, Inc.(a)	28,914	113,772
Chilean Metals, Inc.(a)	5,692	1,136
Ecora Royalties PLC (London Stock Exchange)	78,649	146,485
Ecora Royalties PLC (Toronto Stock Exchange)	91,944	171,062
Hot Chili Ltd. (Australian Securities Exchange)	25,980	25,637
Hot Chili Ltd. (TSX Venture Exchange)	161,376	169,101
Kinross Gold Corp.	15,535	358,858
LyondellBasell Industries NV - Class A	11,537	716,217
Power Metallic Mines, Inc.(a)	172,532	122,987
		1,825,255

Media - 15.6%
Alphabet, Inc. - Class A	12,290	4,376,838
Meta Platforms, Inc. - Class A	946	526,647
Uber Technologies, Inc.(a)	4,150	291,994
		5,195,479

Oil & Gas - 9.0%
Antero Resources Corp.(a)	12,999	469,784
Cheniere Energy, Inc.	3,158	832,354
Comstock Resources, Inc.(a)	18,736	248,440
Landbridge Co. LLC - Class A	3,733	289,382
Range Resources Corp.	5,701	228,838
Venture Global, Inc. - Class A	69,155	925,294
		2,994,092

Retail & Wholesale - Discretionary - 9.6%
Alibaba Group Holding Ltd., ADR	2,601	317,972
Amazon.com, Inc.(a)	10,603	2,879,563
		3,197,535

The accompanying notes are an integral part of these financial statements.

Software & Tech Services - 5.6%
GitLab, Inc. - Class A(a)	18,925	653,102
Microsoft Corp.	1,613	749,594
Palo Alto Networks, Inc.(a)	1,345	446,311
		1,849,007

Tech Hardware & Semiconductors - 42.3%(b)
Apple, Inc.	3,298	1,018,785
Applied Materials, Inc.	1,209	613,773
Arista Networks, Inc.(a)	2,401	433,020
ASML Holding NV	433	705,357
ASMPT Ltd.	20,029	386,450
Ciena Corp.(a)	2,888	1,088,920
Coherent Corp.(a)	5,068	1,332,327
Everpure, Inc. - Class A(a)	9,372	723,237
Intel Corp.(a)	4,219	380,554
Kulicke & Soffa Industries, Inc.	5,658	504,694
Micron Technology, Inc.	3,334	2,743,982
NVIDIA Corp.	13,879	2,786,209
ON Semiconductor Corp.(a)	4,583	374,019
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2,453	991,625
		14,082,952

TOTAL COMMON STOCKS (Cost $28,199,572)		33,122,163

SHORT-TERM INVESTMENTS - 0.6%
Money Market Funds - 0.6%	Shares	Value
First American Government Obligations Fund - Class X, 3.58%(c)	195,011	195,011

TOTAL SHORT-TERM INVESTMENTS (Cost $195,011)		195,011

TOTAL INVESTMENTS - 100.1% (Cost $28,394,583)		$33,317,174
Liabilities in Excess of Other Assets - (0.1)%		(18,683)
TOTAL NET ASSETS - 100.0%		$33,298,491

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
PLC	Public Limited Company

(a)	Non-income producing security.
(b)

To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(c)	The rate shown represents the 7-day annualized effective yield as of July 31, 2026.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

July 31, 2026

Grizzle Growth ETF
ASSETS:
Investments, at value (cost $28,394,583) (Note 2)	$33,317,174
Dividends receivable	2,673
Interest receivable	591
Receivable for investments sold	237
Total assets	33,320,675

LIABILITIES:
Payable to custodian	268
Payable to adviser (Note 4)	21,916
Total liabilities	22,184
NET ASSETS	$33,298,491

NET ASSETS CONSISTS OF:
Paid-in capital	$29,427,273
Total distributable earnings/(accumulated losses)	3,871,218
Total Net Assets	$33,298,491

Net assets	$33,298,491
Shares issued and outstanding(a)	610,000
Net asset value per share	$54.59

(a)	Unlimited shares authorized without par value.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended July 31, 2026

Grizzle Growth ETF
INVESTMENT INCOME:
Dividend income	$65,789
Interest income	7,918
Other income	3
Less: Issuance fees	(47)
Less: Dividend withholding taxes	(2,760)
Total investment income	70,903

EXPENSES:
Investment advisory fee (Note 4)	152,138
Total expenses	152,138
NET INVESTMENT INCOME (LOSS)	(81,235)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	(394,123)
In-kind redemptions	3,325,329
Foreign currency transactions	(2,994)
Net realized gain (loss)	2,928,212
Net change in unrealized appreciation (depreciation) on:
Investments	3,798,191
Foreign currency translations	(2)
Net change in unrealized appreciation (depreciation)	3,798,189
Net realized and unrealized gain (loss)	6,726,401
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,645,166

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Grizzle Growth ETF
	Year Ended July 31, 2026	Year Ended July 31, 2025
OPERATIONS:
Net investment income (loss)	$(81,235)	$(8,328)
Net realized gain (loss)	2,928,212	2,175,737
Net change in unrealized appreciation (depreciation)	3,798,189	(1,026,270)
Net increase (decrease) in net assets resulting from operations	6,645,166	1,141,139

DISTRIBUTIONS TO SHAREHOLDERS:
From earnings	(64,754)	(280,557)
Total distributions to shareholders	(64,754)	(280,557)

CAPITAL TRANSACTIONS:
Subscriptions	29,920,524	557,646
Redemptions	(8,114,035)	(11,243,415)
ETF transaction fees (Note 8)	36	–
Net increase (decrease) in net assets from capital transactions	21,806,525	(10,685,769)

NET INCREASE (DECREASE) IN NET ASSETS	28,386,937	(9,825,187)

NET ASSETS:
Beginning of the period	4,911,554	14,736,741
End of the period	$33,298,491	$4,911,554

SHARES TRANSACTIONS
Subscriptions	630,000	20,000
Redemptions	(150,000)	(370,000)
Total increase (decrease) in shares outstanding	480,000	(350,000)

The accompanying notes are an integral part of these financial statements.

Financial Highlights
For a share outstanding throughout the periods presented

	Grizzle Growth ETF
	Year Ended July 31, 2026	Year Ended July 31, 2025	Year Ended July 31, 2024	Year Ended July 31, 2023	Period Ended July 31, 2022(a)
PER SHARE DATA:

Net asset value, beginning of period	$37.78	$30.70	$26.43	$23.30	$24.39

INVESTMENT OPERATIONS:
Net investment income (loss)(b)	(0.20)	(0.02)	0.05	0.15	0.20
Net realized and unrealized gain (loss)(c)	17.21	7.72	4.31	3.27	(1.29)
Total from investment operations	17.01	7.70	4.36	3.42	(1.09)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.20)	(0.62)	(0.09)	(0.29)	–
Total distributions	(0.20)	(0.62)	(0.09)	(0.29)	–

CAPITAL TRANSACTIONS:
ETF transaction fees per share	0.00(d)	–	–	–	–
Net asset value, end of period	$54.59	$37.78	$30.70	$26.43	$23.30

TOTAL RETURN(e)	45.11%	25.38%	16.52%	15.07%	(4.47)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$33,298	$4,912	$14,737	$1,322	$1,864
Ratio of expenses to average net assets(f)	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income (loss) to average net assets(f)	(0.40)%	(0.08)%	0.19%	0.66%	1.37%
Portfolio turnover rate(e)(g)	70%	64%	85%	59%	102%

(a)	Inception date of the Predecessor Fund (see Notes to Financial Statements) was December 16, 2021.
(b)	Net investment income (loss) per share has been calculated based on average shares outstanding during the periods.
(c)

Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.

(d)	Amount represents less than $0.005 per share.
(e)	Not annualized for periods less than one year.
(f)	Annualized for periods less than one year.
(g)	Portfolio turnover rate excludes in-kind transactions, if any.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

July 31, 2026

NOTE 1 - ORGANIZATION

The Grizzle Growth ETF (the “Fund”) is a non-diversified fund of Tidal Trust II (the “Trust”). The Trust was organized as a Delaware statutory trust on January 13, 2022 and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended. The Trust is governed by its Board of Trustees (the “Board”). Tidal Investments LLC (“Tidal Investments” or the “Adviser”), a Tidal Financial Group company, serves as investment adviser to the Fund. Grizzle Investment Management, LLC (“Grizzle” or a “Sub-Adviser”) and Cambria Investment Management, L.P. (“Cambria” or a “Sub-Adviser”) (collectively with Grizzle, the “Sub-Advisers”) serve as investment sub-advisers to the Fund. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies”. The Fund is the successor of the Grizzle Growth ETF (the “Predecessor Fund”), a former series of Listed Funds Trust, as a result of a reorganization of the Predecessor Fund. The Fund reorganized into Tidal Trust II on August 25, 2023. The Predecessor Fund commenced operations on December 16, 2021.

The investment objective of the Fund is to seek capital appreciation.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Security Valuation - Equity securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on The Nasdaq Stock Market, LLC (“NASDAQ”)), including securities traded over-the-counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. EST if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For a security that trades on multiple exchanges, the primary exchange will generally be considered the exchange on which the security is generally most actively traded. For securities traded on the NASDAQ, the NASDAQ Official Closing Price will be used. Prices of securities traded on the securities exchange will be obtained from recognized independent pricing agents each day that the Fund is open for business.

Investments in money market mutual funds are valued at each underlying fund’s published net asset value (“NAV”) per share as of the valuation time. Each underlying money market fund calculates NAV using the amortized cost method (which approximates fair value) as permitted by Rule 2a-7 under the 1940 Act.

Under Rule 2a-5 of the 1940 Act, a fair value will be determined for securities for which quotations are not readily available by the Valuation Designee (as defined in Rule 2a-5) in accordance with the Pricing and Valuation Policy and Fair Value Procedures, as applicable, of the Adviser, subject to oversight by the Board. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the Adviser’s Pricing and Valuation Policy and Fair Value Procedures, as applicable. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Notes to Financial Statements

July 31, 2026

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund's investments as of July 31, 2026:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks	$33,122,163	$–	$–	$33,122,163
Money Market Funds	195,011	–	–	195,011
Total Investments	$33,317,174	$–	$–	$33,317,174

Refer to the Schedule of Investments for further disaggregation of investment categories.

There were no Level 3 assets as of July 31, 2026. Accordingly, no reconciliation of Level 3 assets held during the year is presented, as such amounts were deemed immaterial.

Federal Income Taxes - The Fund has elected to be taxed as a regulated investment company (“RIC”) and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to RICs. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to RICs, the Fund intends to declare as dividends in each calendar year, at least 98% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years. As a RIC, the Fund is subject to a 4% excise tax that is imposed if the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund’s fiscal year). The Fund generally intends to distribute income and capital gains in the manner necessary to minimize (but not necessarily eliminate) the imposition of such excise tax. The Fund may retain income or capital gains and pay excise tax when it is determined that doing so is in the best interest of shareholders. Management evaluates the costs of the excise tax relative to the benefits of retaining income and capital gains, including that such undistributed amounts (net of the excise tax paid) remain available for investment by the Fund and are available to supplement future distributions. Tax expense is disclosed in the Statement of Operations, if applicable.

Notes to Financial Statements

July 31, 2026

As of July 31, 2026, the Fund did not have any tax positions that did not meet the threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Fund identifies its major tax jurisdiction as U.S. Federal and the Commonwealth of Delaware; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations.

Securities Transactions and Investment Income - Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Foreign Currency - Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Fund reports net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

Distributions to Shareholders - Distributions to shareholders from net investment income, if any, for the Fund are declared and paid annually. Distributions to shareholders from net realized gains on securities, if any, for the Fund normally are declared and paid at least annually. Distributions are recorded on the ex-dividend date.

Use of Estimates - The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Share Valuation - The NAV per Share is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities by the total number of Shares outstanding for the Fund, rounded to the nearest cent. Fund Shares will not be priced on the days on which the NYSE Arca, Inc. (“Arca”) or the New York Stock Exchange is closed for trading.

Guarantees and Indemnifications - In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Notes to Financial Statements

July 31, 2026

Illiquid Securities - Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Board-approved Liquidity Risk Management Program (the “Program”) that requires, among other things, that the Fund limit its illiquid investments that are assets to no more than 15% of the value of the Fund’s net assets. An illiquid investment is any security that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Fund should be in a position where the value of illiquid investments held by the Fund exceeds 15% of the Fund’s net assets, the Fund will take such steps as set forth in the Program.

Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per Share. These differences are primarily due to a change in Paid-in capital due to redemptions in-kind. For the year ended July 31, 2026, the following adjustments were made:

Paid-In Capital	Total distributable earnings/(accumulated losses)
$3,302,555	$(3,302,555)

NOTE 3 - PRINCIPAL INVESTMENT RISKS

Growth Investing Risk. Growth stocks can be volatile for several reasons. Since those companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically.

Non-Diversification Risk. Because the Fund is non-diversified, it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

Style Risk. If at any time the market is not favoring the Fund’s growth investment style, the Fund’s gains may not be as big as, or its losses may be bigger than, those of other funds using different investment styles.

As with any investment, there is a risk that you could lose all or a portion of your principal investment in the Fund. The Fund is subject to the above principal risks, as well as other principal risks which may adversely affect the Fund’s NAV, trading price, yield, total return and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund — Principal Investment Risks.”

NOTE 4 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement between the Adviser and the Trust, on behalf of the Fund (the “Advisory Agreement”), and, pursuant to the Advisory Agreement, provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to the direction and oversight of the Board. The Adviser is also responsible for trading portfolio securities for the Fund, including selecting broker-dealers to execute purchase and sale transactions. The Adviser provides oversight of the Sub-Advisers and review of each of the Sub-Adviser’s performance.

Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary management fee (the “Investment Advisory Fee”) based on the average daily net assets of the Fund at the annualized rate of 0.75%. Out of the Investment Advisory Fee, the Adviser is obligated to pay or arrange for the payment of substantially all expenses of the Fund, including the cost of sub-advisory, transfer agency, custody, fund administration, accounting and all other related services necessary for the Fund to operate. Under the Advisory Agreement, the Adviser has agreed to pay, or require a Sub-Adviser to pay, all expenses incurred by the Fund except for interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (collectively, “Excluded Expenses”), and the Investment Advisory Fee payable to the Adviser. The Investment Advisory Fees incurred are paid monthly to the Adviser. Investment Advisory Fees for the year ended July 31, 2026 are disclosed in the Statement of Operations.

Notes to Financial Statements

July 31, 2026

The Sub-Advisers serve as investment sub-advisers to the Fund pursuant to the sub-advisory agreements between the Adviser and the Sub-Advisers with respect to the Fund (the “Sub-Advisory Agreements”). Pursuant to the Sub-Advisory Agreements, Grizzle is responsible for the day-to-day management of the Fund’s portfolio, including determining the securities to be purchased and sold by the Fund, subject to the supervision of the Adviser and the Board. For its services, Grizzle is paid a fee by the Adviser, which is calculated daily and paid monthly at an annual rate of 0.04% of the Fund’s average daily net assets (the “Grizzle Sub-Advisory Fee”). Cambria is responsible for providing investment research to Grizzle, subject to the supervision of the Adviser and the Board. For its services, Cambria is paid a fee by the Adviser, which is calculated daily and paid monthly at an annual rate of 0.04% of the Fund’s average daily net assets (the “Cambria Sub-Advisory Fee” and collectively the “Sub-Advisory Fees”). The Sub-Advisers have agreed to assume a portion of the Adviser’s obligation to pay all expenses incurred by the Fund, except for the Sub-Advisory Fees payable to the Sub-Advisers and the Excluded Expenses. For assuming the payment obligation, the Adviser has agreed to pay the Sub-Advisers a portion of the profits, if any, generated by the Fund’s Investment Advisory Fees, less a contractual fee retained by the Adviser. Expenses incurred by the Fund and paid by the Sub-Advisers include fees charged by Tidal ETF Services LLC (“Tidal”), a Tidal Financial Group company and an affiliate of the Adviser.

Tidal serves as the Fund’s administrator and, in that capacity, performs various administrative, compliance and management (other than investment advisory services) services for the Fund. Tidal coordinates the payment of Fund-related expenses and manages the Trust’s relationships with its various service providers. As compensation for the services it provides, Tidal receives a fee based on the Fund’s average daily net assets, subject to a minimum annual fee. Tidal also is entitled to certain out-of-pocket expenses for the services mentioned above.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), serves as the Fund’s fund accountant and transfer agent. In those capacities, Fund Services performs various administrative, accounting and transfer agency and management (other than investment advisory services) services for the Fund. U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Fund's custodian. Prior to April 1, 2026, Fund Services also served as the Fund's sub-administrator.

Foreside Fund Services, LLC, doing business as ACA Group (the “Distributor”), acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Shares.

Certain officers and a trustee of the Trust are affiliated with the Adviser. Neither the affiliated trustee nor the Trust’s officers receive compensation from the Fund.

The Board has adopted a Distribution (Rule 12b-1) Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to pay distribution fees for the sale and distribution of its Shares. No Rule 12b-1 fees are currently paid by the Fund, and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because the fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

Notes to Financial Statements

July 31, 2026

NOTE 5 - SEGMENT REPORTING

In accordance with the FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU 2023-07”), the Fund has evaluated its business activities and determined that it operates as a single reportable segment.

The Fund's investment activities are managed by the Principal Financial Officer, which serves as the Chief Operating Decision Maker. The Principal Financial Officer is responsible for assessing the Fund’s financial performance and allocating resources. In making these assessments, the Principal Financial Officer evaluates the Fund’s financial results on an aggregated basis, rather than by separate segments. As such, the Fund does not allocate operating expenses or assets to multiple segments, and accordingly, no additional segment disclosures are required. There were no intra-entity sales or transfers during the reporting period.

The Fund primarily generates income through dividends, interest, and realized/unrealized gains on its investment portfolio. Expenses incurred, including management fees, Fund operating expenses, and transaction costs, are considered general Fund-level expenses and are not allocated to specific segments or business lines.

Management has determined that the Fund does not meet the criteria for disaggregated segment reporting under ASU 2023-07 and will continue to evaluate its reporting requirements in accordance with applicable accounting standards.

NOTE 6 - PURCHASES AND SALES OF SECURITIES

For the year ended July 31, 2026, the cost of purchases and proceeds from the sales or maturities of securities, excluding short-term investments, U.S. government securities, and in-kind transactions were $14,733,666 and $14,482,210, respectively.

For the year ended July 31, 2026, there were no purchases or sales of long-term U.S. government securities.

For the year ended July 31, 2026, in-kind transactions associated with creations and redemptions for the Fund were $29,196,144 and $7,935,622, respectively.

NOTE 7 - INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the fiscal year ended July 31, 2026 and the prior fiscal year ended July 31, 2025 were as follows:

Distributions paid from:	July 31, 2026	July 31, 2025
Ordinary Income	$ 64,754	$ 280,557

As of the fiscal year ended July 31, 2026, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Cost of investments(a)	$28,820,161
Gross tax unrealized appreciation	6,080,703
Gross tax unrealized depreciation	(1,583,690)
Net tax unrealized appreciation (depreciation)	4,497,013
Undistributed ordinary income (loss)	46,312
Undistributed long-term capital gain (loss)	–
Other accumulated gain (loss)	(672,107)
Total distributable earnings/(accumulated losses)	$3,871,218

Notes to Financial Statements

July 31, 2026

(a)	The difference between book and tax-basis unrealized appreciation is primarily due to the treatment of wash sales and mark-to-market adjustments for passive foreign investment companies.

Net capital losses incurred after October 31 (post-October losses) and net investment losses incurred after December 31 (late-year losses), and within the taxable year, may be elected to be deferred to the first business day of the Fund’s next taxable year. As of the fiscal year ended July 31, 2026, the Fund had not elected to defer any post-October or late-year losses.

As of the fiscal year ended July 31, 2026, the Fund had long-term and short-term capital loss carryovers of $93,058 and $579,047, respectively, which do not expire.

NOTE 8 - SHARES TRANSACTIONS

Shares of the Fund are listed and traded on the Arca. Market prices for the Shares may be different from their NAV. The Fund issues and redeems shares on a continuous basis at NAV, generally in large blocks of Shares, called Creation Units. Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, Shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund. Creation Units may only be purchased or redeemed by Authorized Participants. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the Shares directly from the Fund. Rather, most retail investors may purchase Shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Fund currently offers one class of Shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for the Fund is $300, payable to the Custodian. The fixed transaction fee may be waived on certain orders if the Fund’s Custodian has determined to waive some or all of the costs associated with the order or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units and Redemption Units of up to a maximum of 2% of the value of the Creation Units and Redemption Units subject to the transaction. Variable fees are imposed to compensate the Fund for transaction costs associated with the cash transactions. Variable fees received by the Fund, if any, are disclosed in the capital shares transactions section of the Statements of Changes in Net Assets. The Fund may issue an unlimited number of Shares of beneficial interest, with no par value. All Shares of the Fund have equal rights and privileges.

NOTE 9 - RECENT MARKET EVENTS

U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate changes, the possibility of a national or global recession, trade tensions and tariffs, political events, armed conflict, war, and geopolitical conflict. These developments, as well as other events, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite government efforts to address market disruptions. As a result, the risk environment remains elevated.

Notes to Financial Statements

July 31, 2026

NOTE 10 - SUBSEQUENT EVENTS

In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Management has determined that there are no subsequent events that would need to be recognized or disclosed in the Fund’s financial statements.

Report of Independent Registered Public Accounting Firm	Grizzle Growth ETF

To the Shareholders of Grizzle Growth ETF and
Board of Trustees of Tidal Trust II

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Grizzle Growth ETF (the “Fund”), a series of Tidal Trust II, as of July 31, 2026, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and for the period from December 16, 2021 (commencement of operations) through July 31, 2022, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2026, the results of its operations, the changes in net assets, and the financial highlights for each of the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2026, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Tidal Investments LLC investment companies since 2020.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

September 29, 2026

Additional Information (Unaudited)	Grizzle Growth ETF

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended July 31, 2026, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Grizzle Growth ETF	62.35%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended July 31, 2026, was as follows:

Grizzle Growth ETF	31.42%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the fiscal year ended July 31, 2026, was as follows:

Grizzle Growth ETF	0.00%

(b)	Financial Highlights are included within the financial statements filed under Item 7(a) of this Form.

Item 8. Changes in and Disagreements with Accountants for Open-End Investment Companies.

There have been no changes in or disagreements with the Fund’s accountants.

Item 9. Proxy Disclosure for Open-End Investment Companies.

There were no matters submitted to a vote of shareholders during the period covered by the report.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Investment Companies.

See Item 7(a). Under the Investment Advisory Agreement, in exchange for a single unitary management fee from the Fund, the Adviser has agreed to pay all expenses incurred by the Fund, including Trustee compensation, except for certain excluded expenses.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not Applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 15. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 16. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not Applicable

(b) Not Applicable

Item 19. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not applicable.

(3) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(4) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(5) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period. Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tidal Trust II

By (Signature and Title)*	/s/ Eric W. Falkeis
Eric W. Falkeis, Principal Executive Officer

Date	October 7, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Eric W. Falkeis
Eric W. Falkeis, Principal Executive Officer

Date	October 7, 2026

By (Signature and Title)*	/s/ Aaron J. Perkovich
Aaron J. Perkovich, Treasurer/Principal Financial Officer

Date	October 7, 2026

* Print the name and title of each signing officer under his or her signature.